                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 7, 1997


                             PAINE WEBBER GROUP INC.
             (Exact Name of Registrant as specified in its charter)



  DELAWARE                           NO. 1-7367              NO. 13-2760086
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)
incorporation)                                              Identification No.)




1285 AVENUE OF THE AMERICAS
      NEW YORK, NEW YORK                           10019
     (Address of principal                       (Zip code)
      executive offices)

Registrant's telephone number, including area code: (212) 713-2000
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Item 5.     Other Events.


            (a) The Registrant has entered into (i) an Amended and Restated Stockholders Agreement, dated August 6, 1997, with General Electric Company ("GE"), General Electric Capital Corporation, General Electric Capital Services, Inc. ("GECS"), and Kidder Peabody Group Inc. and (ii) a Share Purchase Agreement dated August 6, 1997, with GE and GECS, which are attached hereto as Exhibits 4.1 and 10.1, respectively, and each of which is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.


            (c)   The following exhibits are filed herewith:

            Exhibit
            Number      Description
            ------      -----------
            4.1         Amended and Restated Stockholders Agreement, dated
                        August 6, 1997, between Paine Webber Group Inc., General
                        Electric Company, General Electric Capital Corporation,
                        General Electric Capital Services, Inc. and Kidder
                        Peabody Group Inc.

            10.1 Share Purchase Agreement, dated August 6, 1997, by and among General Electric Company and General Electric
                        Capital Services, Inc. and Paine Webber Group Inc.

            99.1        Copy of the Registrant's press release relating to
                        the transactions contemplated by the Share Purchase
                        Agreement (filed as Exhibit 10.1 hereto).
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PAINE WEBBER GROUP INC.


                                    By:   /s/REGINA DOLAN
                                          -----------------------------------
                                          Name: Regina Dolan
                                          Title: Vice President and
                                                 Chief Financial Officer


Dated:      August 15, 1997

                                  EXHIBIT INDEX

            Exhibit
            Number      Description
            ------      -----------
            4.1         Amended and Restated Stockholders Agreement, dated
                        August 6, 1997, between Paine Webber Group Inc., General
                        Electric Company, General Electric Capital Corporation,
                        General Electric Capital Services, Inc. and Kidder
                        Peabody Group Inc.

            10.1 Share Purchase Agreement, dated August 6, 1997, by and among General Electric Company and General Electric
                        Capital Services, Inc. and Paine Webber Group Inc.

            99.1 Copy of the Registrant's press release relating to the transactions contemplated by the Share Purchase
                        Agreement (filed as Exhibit 10.1 hereto).

